FLIGHT SAFETY TECHNOLOGIES, INC.

__________Units consisting of
_________Shares of Common Stock
(Par Value $.001 Per Share)
and
Redeemable Warrants to Purchase
_________Shares of Common Stock

FORM OF UNDERWRITING AGREEMENT

New York, New York __________________, 2003

The Shemano Group, Inc.
601 California Street
Suite 1150
San Francisco, CA 94108

Ladies and Gentlemen:

     Flight Safety Technologies, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to The Shemano Group, Inc. (the "Underwriter") an aggregate of _______ (________ ) units (the "Offered Units"), at a price of $____ per Offered Unit, consisting of an aggregate of _______ (_______ ) shares of common stock of the Company, par value $.001 per share (the "Offered Shares"), which Offered Shares are presently authorized but unissued shares of common stock of the Company, par value $.001 per share (individually, a "Common Share" and collectively the "Common Shares"), and ________ (_______ ) Common Share purchase warrants (the "Offered Warrants"), entitling the holder of each Offered Warrant to purchase, at any time commencing on the Separation Date (as hereinafter defined) until 5:00 p.m. Eastern time, on _____, 2008 [5 years after Effective Date], one (1) Common Share, at an exercise price of $ (subject to adjustment in certain circumstances). The Offered Shares and the Offered Warrants will be offered to the public in Offered Units, each consisting of two Offered Shares and one Offered Warrant at a public offering price of ________ ($ ___ ) per Offered Unit. The securities comprising the Offered Units will become detachable and separately transferable commencing 30 days from the Effective Date (as hereinafter defined) or such earlier date as to which the Underwriter consents (the "Separation Date"). The Company shall have the right to call each Offered Warrant for redemption upon not less than thirty (30) days' prior written notice at any time commencing on ______ , 2004 [one year after the Effective Date] at a redemption price of Twenty-Five Cents ($.25) per Offered Warrant (subject to adjustment in certain circumstances); provided that (i) the last reported sales price of the Common Shares equals or exceeds $____ for twenty (20) consecutive trading days ending on the tenth day prior to the day on which the Company gives notice (the "Call Date") of redemption. and (ii) the Offered Warrants are then currently exercisable. In addition, the Underwriter, in order to cover over-allotments in the sale of the Offered Units, may purchase up to an aggregate of ___________ ( _____ ) Units (the "Optional Units"), each Optional Unit consisting of two Common Shares (collectively, "Optional Shares") and one Common Share purchase warrant identical to the Offered Warrants (collectively, the "Optional Warrants"). The Offered Units and the Optional Units are sometimes collectively referred to as the "Units"; the Offered Shares and the Optional Shares are hereinafter sometimes collectively referred to as the "Shares"; and the Offered Warrants and the Optional Warrants are hereinafter sometimes collectively referred to as the "Warrants." The Warrants will be issued pursuant to a Warrant Agreement substantially in the form of Exhibit 4.4 to the Registration Statement (as hereinafter defined) (the "Warrant Agreement") to be dated as of the Closing Date (as hereinafter defined) by and among the Company, the Underwriter and Pacific Stock Transfer Company, as warrant agent (the "Warrant Agent").

     The Company also proposes to issue and sell to the Underwriter, for its own account and the accounts of its designees, for an aggregate price of One Hundred Dollars ($100.00), warrants (the "Underwriter's Warrants") to purchase up to an aggregate of _________ ( ___ ) units (the "Underlying Units"), each Underlying Unit to consist of two Common Shares (collectively, the "Underlying Shares") and one Common Share purchase warrant (collectively, the "Underlying Warrants"), at an exercise price of 120% of the offering price of the Offered Units, which sale will be consummated in accordance with the terms and conditions of the form of Underwriter's Warrant Agreement substantially in the form of Exhibit 4.5 to the Registration Statement. The Underlying Shares, the Underlying Warrants and the Common Shares issuable upon exercise of the Underlying Warrants (the "Underlying Warrant Shares") are hereinafter sometimes referred to as the "Underlying Securities". The Units, the Shares, the Warrants, the Common Shares issuable upon exercise of the Warrants (the "Warrant Shares"), the Underwriter's Warrants and the Underlying Securities (collectively, the "Securities") are more fully described in the Registration Statement and the Prospectus, as defined below.

     The Company hereby confirms its agreements with the Underwriter as follows:

     1.     Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

          (a)     The conditions for use of a registration statement on Form SB-2 have been satisfied with respect to the Company, the transactions contemplated herein and in the Registration Statement (defined below). A Registration Statement on Form SB-2 (File No. 333-109916) including a preliminary form of Prospectus (the "Registration Statement"), relating to the offering of the Units, the Shares, the Warrants, the Warrant Shares, the Underwriter's Warrants and the Underlying Securities, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated pursuant to the Act, and said Registration Statement has been filed with the Commission under the Act. One or more amendments to said Registration Statement has or have, as the case may be, been similarly prepared and filed with the Commission covering the registration of the Securities under the Act including the related preliminary prospectus or preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus"). Each Preliminary Prospectus was endorsed with the legend required by Item 501(a)(5) of Regulation S-B of the Regulations and, if applicable, Rule 430A of the Rules and Regulations. The Company has prepared and shall file on or prior to the effective date of said Registration Statement an additional amendment thereto, which will include the final Prospectus. The Company will not, so long as any portion of the Underwriter's Warrants remains outstanding and exercisable, file any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus (as those terms are defined below) unless the Company has given reasonable and prior notice thereof to the Underwriter and Underwriter's Counsel (as such term is defined below) and neither shall have reasonably objected within a reasonable period of time prior to the filing thereof. As used in this Agreement and unless the context indicates otherwise, the term "Registration Statement" refers to and means said Registration Statement, all exhibits, financial statements and schedules and the Prospectus included therein, as finally amended and revised on or prior to the effective date (the "Effective Date") of said Registration Statement. The term "Preliminary Prospectus" refers to and means any prospectus filed with the Commission and included in said Registration Statement before it becomes effective, and the term "Prospectus" refers to and means the Prospectus included in the Registration Statement, except that (i) if the prospectus first filed by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from the Prospectus, the term "Prospectus" shall also refer to the prospectus filed pursuant to Rule 424 (b), and (ii) if the Registration Statement is amended or such Prospectus is supplemented after the Effective Date and prior to the Option Closing Date (as defined in Section 2), then the terms "Registration Statement" and "Prospectus" shall include such documents as so amended or supplemented. As used herein, "Material Adverse Effect" refers to and means an effect which, singularly or in the aggregate, would result in any material adverse change in, or would materially adversely affect, the business operations, condition, financial or otherwise, or the earnings, income, stockholders' equity, net worth, business affairs, position, business prospects, value, operation, properties, business or results of operations of the Company or which questions the validity of the capital stock of the Company or which would prevent consummation of the transactions contemplated hereby.

          (b)     Neither the Commission nor, to the best of the Company's knowledge after due investigation, any state regulatory authority has issued an order preventing or suspending the use of any Preliminary Prospectus nor has the Commission or any such authority instituted or, to the best of the Company's knowledge, threatened to institute any proceedings with respect to such an order.

          (c)     The Registration Statement when it becomes effective, the Prospectus (and any amendments or supplements thereto) when it is filed with the Commission pursuant to Rule 424(b), and both documents as of the First Closing Date and the Option Closing Date referred to below, will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and at such times neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except that the representations and warranties in this Section 1(c) do not apply to statements or omissions made in the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company in connection with the Registration Statement or Prospectus or any amendment or supplement thereto by the Underwriter, expressly for use therein.

          (d)     The Company has been duly incorporated and is now, and at the Closing Dates will be, validly existing and in good standing as a corporation under the laws of the State of Nevada, and has (i) an authorized and outstanding capitalization and indebtedness as set forth in the Registration Statement at the respective dates referred to therein and (ii) full power and authority, corporate and other, to own or lease, as the case may be, its properties, whether tangible or intangible, and conduct its business as presently conducted and as described in, or contemplated by, the Registration Statement and to execute, deliver and perform this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the business transacted by it or the character or location of its properties, in each case taken as a whole, makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. The Company holds, or will hold by the First Closing Date, all licenses, certificates and permits from state, federal or other regulatory authorities necessary for the conduct of its business as presently conducted and as described in or contemplated by the Registration Statement and is in material compliance with all laws and regulations and all orders and decrees applicable to it or to such business or assets, including, without limitation, all laws and regulations and all orders and decrees of the Federal Aviation Administration ("FAA"), the U.S. Department of Transportation ("USDOT"), National Aeronautics and Space Administration ("NASA") and the Defense Contract Audit Agency ("DCAA"), and there are no proceedings pending or, to the knowledge of the Company, threatened, seeking to cancel, terminate or limit such licenses, approvals or permits. The Company does not own, directly or indirectly, any capital stock of or other equity interest in any corporation, partnership or other legal entity whatsoever.

          (e)     The Company holds, or will hold by the First Closing Date, all licenses, certificates and permits from state, federal or other regulatory authorities which are material for the conduct of its business as presently conducted and as described in the Registration Statement and the Prospectus, and is in material compliance with all laws and regulations and all orders and decrees applicable to it or to such business or assets, and there are no proceedings pending or, to the knowledge of the Company, threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

          (f)     The financial statements of the Company, including the schedules and related notes, if any, filed as part of the Registration Statement and included in the Prospectus, are complete, correct and present fairly the financial position of the Company as of the dates thereof and the results of operations and changes in financial position of the Company for the respective periods indicated therein. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated in the Registration Statement and the Prospectus, and all adjustments necessary for a fair presentation of results for such periods have been made. The financial and statistical information and data included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are presented fairly and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement and the Prospectus and the books and records of the Company.

          (g)     The accounting firm of Kostin, Ruffkess & Company, LLC, who has certified certain of the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants within the meaning of the Act and the Rules and Regulations. [ADDRESS QUINTANILLA]

          (h)     Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and the Company's latest financial statements, except as disclosed in by the Registration Statement and Prospectus, (i) the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transactions whether or not incurred in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty (whether or not such loss is insured against), or from any labor dispute or court or governmental action, order or decree; (iii) since the respective dates as of which information is given in the Registration Statement and Prospectus, there have not been, and through and including the First Closing Date reference to below, there will not be, any changes in the capital stock or any material increases in the long-term debt or other securities of the Company or any Material Adverse Effect; and (iv) the Company has not paid or declared any dividend or other distribution on its Common Shares or its other securities or redeemed or repurchased any of its Common Shares or other securities.

          (i)     This Agreement, and compliance by the Company with the terms hereof, have been duly and validly authorized by all necessary corporate action and have been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and, to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The Underwriter's Warrant Agreement, and compliance by the Company with the terms thereof, have been duly and validly authorized by all necessary corporate action and upon execution and delivery will be duly executed and delivered by the Company and will constitute the valid and binding obligations of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The Warrant Agreement, and compliance by the Company with the terms thereof, have been duly and validly authorized by all necessary corporate action and upon execution and delivery will be duly executed and delivered by the Company and will constitute the valid and binding obligations of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The Warrants and the Underwriter's Warrants, and compliance by the Company with the terms thereof, have been duly and validly authorized by all necessary corporate action and upon execution and delivery will be duly executed and delivered by the Company and will constitute the valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent enforceability may be limited by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought. The Units have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the Agreement, will be validly issued, fully paid and nonassessable. The Company is not presently in violation of or in default under this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement, the Warrants, the Underwriter's Warrants or the Units, and the execution, delivery and performance by the Company of this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement, the Warrants, the Underwriter's Warrants and the Units, and the consummation of the transactions herein and therein contemplated, will not, with or without the giving of notice or the lapse of time or both, (i) result in a breach of or constitute default under any of the terms, conditions or provisions of the certificate of incorporation or by-laws, each as amended, of the Company; (ii) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or the creation or imposition of any lien, security interest, charge or encumbrance upon any property or asset of the Company pursuant to any material note, indenture, mortgage, deed of trust, contract, commitment or other material agreement or instrument to which the Company is a party or by which the Company or any of its respective properties or assets may be bound or affected; (iii) violate any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses; or (iv) have any effect on any permit, certification, registration, approval, consent, order license, franchise or other authorization (collectively, the "Permits") necessary for the Company to own or lease and operate its properties and to conduct its business or the ability to make use thereof.

          (j)     To the best of the Company's knowledge, no Permits of any government or governmental instrumentality, agency, body or court other than under the Act, the blue sky or securities laws of any state or the rules of the National Association of Securities Dealers, Inc. ("NASD") (regarding approval of underwriting compensation) and The American Stock Exchange LLC ("AMEX") (regarding listing of the Units, Common Shares and Warrant Shares) are required (i) for the valid authorization, issuance, sale and delivery of the Units, Shares and Warrants to the Underwriter, and (ii) the consummation by the Company of the transactions contemplated by this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement, the Warrants, the Underwriter's Warrants and the Units.

          (k)     Except as disclosed in the Prospectus there is neither pending nor, to the best of the Company's knowledge after due investigation, threatened, against the Company any claim, action, suit, or proceeding at law or in equity, arbitration (or circumstances that may give rise to the same), investigation or inquiry to which the Company or any of its respective officers, directors or shareholders is a party or involving the Company's properties or businesses before or by any court, arbitration tribunal or governmental instrumentality, agency, or body, which, if determined adversely to the Company, would individually or in the aggregate result in any Material Adverse Effect; nor are there any such actions, suits or proceedings against the Company related to consumer protection, distribution, rental and sales, or environmental matters or matters related to discrimination on the basis of age, sex, religion or race; and no labor disturbance by the employees of the Company exists or to the knowledge of the Company is threatened which might be expected to result in a Material Adverse Effect.

          (l)     There is no contract or other document which is required by the Act or by the Rules and Regulations to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which has not been so described or filed as required and each contract or document which has been described in the Registration Statement has been described accurately and presents fairly the information required to be described and each such contract or document which is filed as an exhibit to the Registration Statement is and shall be in full force and effect at the Closing Date or shall have been terminated in accordance with its terms or as set forth in the Registration Statement and Prospectus, and no party to any such contract has given notice to the Company of the cancellation of or, to the knowledge of the Company, shall have threatened to cancel, any such contract the Company is not in default thereunder.

                  None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its respective assets or businesses, including, without limitation, the FAA, USDOT, NASA and the DCAA, and comparable foreign state and local regulatory authorities.

          (m)     The Company does not own any real property. The Company has good title to all of its personal property (tangible and intangible) and assets, including any licenses, trademarks and copyrights, described in the Registration Statement as owned by it, free and clear of all security interests, liens, charges, mortgages, encumbrances and restrictions other than as described in the Registration Statement and Prospectus. The leases, subleases and licenses under which the Company is entitled to lease, hold or use any real or personal property are valid, subsisting and enforceable only with such exceptions as are not material and do not interfere with the use of such property made or proposed to be made by the Company, and all rentals, royalties or other payments accruing thereunder which become due prior to the date of this Agreement have been duly paid and neither the Company nor, to the Company's best knowledge after due investigation, any other party is in default in respect of any of the terms or provisions of any such leases, subleases and licenses, and no claim of any sort has been asserted by anyone adverse to the rights of the Company under any such leases, subleases or licenses affecting or questioning the rights of the Company to the continued use or enjoyment of the rights and property covered thereby. The Company has not received notice of any violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company owns or leases all such properties as are necessary to its operations as now conducted and as proposed to be conducted as set forth in the Prospectus.

          (n)     The Company has filed with the appropriate federal, state and local governmental agencies, and all appropriate foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due; and the provisions for income taxes payable, if any, shown on the financial statements included in the Registration Statement are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. The Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company.

          (o)     The Company maintains insurance, which is in full force and effect, including but not limited to personal injury and product liability insurance, insurance covering all personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, acts of terror, acts of war and all other risks customarily insured against. The Company maintains insurance in amounts as are usually maintained by companies engaged in the same or similar businesses located in their geographic area. The Company is not aware of any facts or circumstances which would require it to notify its insurers of any claim of which notice has not been made or will not be made in a timely manner. To the best knowledge of the Company, there are no facts or circumstances under any existing insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any existing valid claim of the Company under such policy or bond.

          (p)     The Company owns or otherwise possesses adequate, enforceable and unrestricted rights to use all patents, patent rights, inventions, trademarks, service marks, trade names and copyrights, rights, trade secrets, confidential information, processes and formulations (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, works of authorship, computer programs and technical data and information used or proposed to be used in the conduct of its business as described in the Prospectus (collectively, the "Intangibles") and the Company has not infringed nor is infringing upon the rights of others with respect to the Intangibles. The Company has not received any notice of conflict with the asserted rights of others with respect to the Intangibles, which could, singularly or in the aggregate, result in a Material Adverse Effect, and the Company knows of no basis therefor. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company. Except as disclosed in or contemplated by the Prospectus, the Company is not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, the Intangibles with respect to the use thereof or in connection with the conduct of its business or otherwise. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intangibles in all material aspects.

          (q)     Neither the Company nor any of its affiliates has incurred any liability for, nor is there is any outstanding claim for services in the nature of, a finder's fee or similar fee in connection with the transactions herein contemplated.

          (r)     No officer or director of the Company, or any affiliate (as such term is defined in Rule 405 promulgated under the Rules and Regulations) of any such officer or director, has taken, and each officer or director has agreed that he will not take, directly or indirectly, any action designed to constitute or which has constituted or which might reasonably be expected to cause or result in the stabilization of the price of the Units, Common Shares or Warrants, or a violation of Regulation M of the Rules and Regulations or in a manipulation of the price of any security issued by the Company.

          (s)     Except as disclosed in or contemplated by the Prospectus, no officer, director or shareholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had during the past three years, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. There are no existing agreements, arrangements, or transactions, between or among the Company and any officer, director of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities which are required to be described in the Registration Statement and which are not so described.

          (t)     The minute books of the Company have been made available to the Underwriter and contain a complete summary of all meetings and actions of the directors and shareholders of the Company since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all respects.

          (u)     No labor problem exists with any of the Company's employees or is imminent, nor is the Company aware of any bankruptcy, labor disturbance or other event affecting any of its principal suppliers or customers, which could result in a Material Adverse Effect.

          (v)     The Securities and the other securities of the Company conform to all statements in relation thereto in the Registration Statement; the authorized, issued and outstanding Common Shares are set forth in the Prospectus under the caption "Description of Securities"; the outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable; the outstanding options and warrants to purchase Common Shares have been duly authorized and validly issued and constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. None of such outstanding Common Shares or warrants or options to purchase Common Shares were issued in violation of the pre-emptive rights of any shareholder of the Company. None of the registered or beneficial holders of the outstanding Common Shares are subject to personal liability for obligations of the Company solely by reason of being shareholders. The offers and sales of the previously issued Common Shares and options and warrants to purchase Common Shares and of any previously issued preferred stock of the Company and all securities of each predecessor of the Company (each a "Predecessor"), including without limitation Flight Safety Technologies, Inc., a Wyoming corporation ("FST - Wyoming"), and Flight Safety Technologies, Inc., a Delaware corporation ("FST - Delaware")) were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements. The offer and sale of the Units, the Common Shares and the Warrants is registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements. Except as set forth in the Registration Statement and Prospectus, on the Effective Date and on the Closing Dates there will be no outstanding options or warrants for the purchase of, or other outstanding rights to purchase or acquire, Common Shares or securities convertible or exchangeable into Common Shares. The authorized Common Shares and outstanding options and warrants to purchase Common Shares conform to the descriptions thereof contained in the Registration Statement and Prospectus. No registered or beneficial holders of any of the Company's securities has any right, "demand", "piggyback" or otherwise, to have such securities registered under the Act. There are no shares of preferred stock of the Company outstanding. No former registered or beneficial holder of any security of the Company, including without limitation any previously issued preferred stock of the Company, and no registered or beneficial holder of any securities issued by each Predecessor, has any continuing rights, whether rights of appraisal or otherwise, in respect of any of such securities. No current registered or beneficial holder of any security of the Company has any right to receive, or in respect of, any other securities of the Company, including without limitation, the Securities.

          (w)     The issuance and sale of the Units, Shares and Warrants have been duly authorized and, upon delivery against payment therefor as contemplated by this Agreement, the Shares and Warrant Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. Neither the Shares nor the Warrant Shares are subject to pre-emptive rights of any shareholder of the Company.

          (x)     The issuance and sale of the Underwriter's Warrants has been duly authorized and when issued and delivered in accordance with the terms hereof and the Underwriter's Warrant Agreement, shall constitute the valid and binding obligations of the Company enforceable in accordance with their terms. The issuance and sale of the Underlying Shares and Underlying Warrant Shares have been duly authorized and, when such Common Shares have been duly delivered against payment therefor as contemplated by the Underwriter's Warrant Agreement, such Common Shares will be validly issued, fully paid and non-assessable, and will conform to the description thereof contained in the Registration Statement and the Prospectus. Holders of Underlying Shares and Underlying Warrant Shares issuable upon the exercise of the Underwriter's Warrants will not be subject to personal liability solely by reason of being such holders. Neither the Underwriter's Warrants nor the Underlying Shares or Underlying Warrant Shares issuable upon exercise thereof will be subject to pre-emptive rights of any shareholder of the Company. The Company has reserved a sufficient number of Common Shares from its authorized but unissued Common Shares for issuance upon exercise of the Underwriter's Warrants and the Underlying Warrants in accordance with the provisions of the Underwriter's Warrant Agreement and the Underlying Warrants. The Underwriter's Warrants conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (y)     During the ninety (90) day period from the Effective Date (the "Lock-Up Period"), neither the Company nor any of its officers or directors will offer for sale or sell or otherwise dispose of, directly or indirectly, any securities of the Company, in any manner whatsoever, whether pursuant to Rule 144 of the Regulations or otherwise without the prior written consent of the Underwriter.

          (z)     Neither the Company nor any officer, director or other agent of the Company has, acting on behalf of the Company, at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contributions in violation of law, (ii) made any payment to any state, Federal or foreign governmental officer or official, or any other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or (iii) made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation and under circumstances requiring the disclosure of such payment, receipt or retention of funds in the Prospectus. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

          (aa)     The Company is not an "Investment Company" or a company "controlled" by an "investment Company," within the meaning of the Investment Company Act of 1940, as amended.

          (bb)     The Company has adopted organizational structures and policies sufficient to comply with the requirements of the AMEX corporate governance rules in effect as of the date hereof (collectively, the "AMEX Corporate Governance Rules"). Without limiting the generality of the foregoing, the Company's Board of Directors has validly appointed an Audit Committee and a Compensation Committee whose composition satisfies the requirements of the AMEX Corporate Governance Rules. The Board of Directors and/or the Audit Committee or Compensation Committee, as the case may be, has adopted a charter governing the respective activities of the Audit and Compensation Committees that satisfies the requirements of the AMEX Corporate Governance Rules. The Audit Committee and the Compensation Committee have each acted in accordance with the provisions of their respective charters, as amended from time to time.

          (cc)     Neither the Board of Directors nor the Audit Committee has been informed, nor is any director of the Company aware, of (i) any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in the Company's internal controls; or (ii) any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls.

          (dd)     Each of the certifications made by the principal executive and principal financial officers of the Company pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted thereunder was correct in all material respects when made.

          (ee)     No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of any person or persons controlling, controlled by or under common control with the Company within the three years prior to the date hereof, except as disclosed in the Registration Statement.

          (ff)     The employment, consulting, confidentiality and non-competition agreements between the Company and its officers, employees and consultants which have been filed as exhibits to or described in the Registration Statement are binding and enforceable obligations upon the respective parties thereto in accordance with their terms, except to the extent enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and to the extent that the remedy of specific performance and injunction or other forms of equitable relief may be subject to equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

          (gg)     Except as set forth in the Prospectus, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974.

          (hh)     There are no voting or other shareholder or similar agreements in effect between the Company (and/or any Predecessor) and any other person or entity or between or by and among any security holders of the Company (and/or any Predecessor).

          (ii)     The Company has filed a registration statement on Form 8-A with respect to its Units, Common Shares and Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and such registration statement has been declared effective by the SEC. The Company has filed an additional listing application with respect to the Units, Common Shares and Warrants with the AMEX and such listing application has been accepted by the AMEX.

          (jj)     The Units, Common Shares and Warrant Shares have been approved for listing on the AMEX.

          (kk)     The Company is in compliance with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company, by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or, to the Company's best knowledge, threatened against or involving the Company or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company exists, or, is imminent.

          (ll)     The Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Units were identical to the versions of the Preliminary Prospectus and Prospectus filed with the Commission via the Commission's Electronic Data Gathering Analysis and Retrieval System, except to the extent permitted by Regulation S-T.

          (mm)     The Company has provided to Blank Rome LLP, counsel to the Underwriter ("Underwriter's Counsel"), all agreements, certificates, correspondence and other items, documents and information requested by Underwriter's Counsel.

          (nn)     Except as would not, individually or in the aggregate, result in a Material Adverse Effect (i) the Company and its subsidiaries are in compliance with all federal, state, local, or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum, and petroleum products (collectively, the "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern (collectively, the "Environmental Laws"), which includes, but is not limited to, compliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or compliance with the terms and conditions thereof, and neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee, or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action, or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees, or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, the "Environmental Claims"), pending or threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) there are no past or present actions, activities, circumstances, conditions, events, or incidents, including, without limitation, the release, emission, discharge, presence, or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. The Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws.

          (oo)     The Company is in compliance with (i) all applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated there under, and (ii) all listing standards and rules promulgated and proposed by the NASD and the AMEX.

          (pp)     The Company is and has been doing business in material compliance with all authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, and local laws, rules and regulations; and the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit or relating to any noncompliance with any federal, state, or local laws, rules and regulations, which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (qq)     The Company has not relied upon the Underwriter or Underwriter's Counsel for any legal, tax or accounting advice in connection with the offering and sale of the Units other than with respect to the NASD.

          (rr)     Any certificate signed by an officer of the Company in his capacity as such and delivered to the Underwriter or Underwriter's Counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

     2.     Purchase, Delivery and Sale of the Offered Units and the Underwriter's Warrants.

          (a)     Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, and agreements herein contained, the Company hereby agrees to sell the Offered Units to the Underwriter, and the Underwriter hereby agrees to purchase the Offered Units from the Company at a purchase price of $____ per share, less an underwriting discount of 7.5% of the offering price of each Offered Unit sold by the Underwriter. On the First Closing Date, as hereinafter defined, except to the extent uncertificated Offered Units are delivered, certificates representing the Offered Units will be delivered by the Company to the Underwriter or an electronic "fast" transfer of the Offered Units from the Company's Transfer Agent (as defined herein) to Depository Trust Company ("DTC") will be made against payment of the purchase price by the Underwriter by wire transfer or certified or official bank check or checks in New York Clearing House funds, at the Underwriter's option, payable to the order of the Company. Delivery of the Offered Units (either by regular way or a fast transfer) against payment therefor shall take place at the offices of the Underwriter, at 10:00 a.m., local New York Time, on the third business day following the Effective Date (the fourth business day following the Effective Date in the event that trading of the Offered Units commences on the day following the Effective Date) or at such other location, time and date as the Underwriter and the Company may agree in writing, such time and date of payment and delivery for the Offered Units being herein called the "First Closing Date."

          (b)     Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and agreements contained herein, for the purposes of covering any over allotments in connection with the distribution and sale of the Offered Units as contemplated by the Prospectus, the Underwriter is hereby granted an option to purchase all or any portion of the Optional Units from the Company. The purchase price to be paid for the Optional Units will be the same price per Optional Unit as the price per Offered Unit set forth in Section 2(a) hereof, less the 7.5% underwriting discount. The option granted hereby may be exercised by the Underwriter as to all or any portion of the Optional Units at any time within 45 days after the Effective Date. The Underwriter will not be under any obligation to purchase any Optional Units prior to the exercise of such option.

                  The option granted hereby may be exercised by the Underwriter by giving oral notice to the Company, which must be confirmed by a letter or facsimile setting forth the number of Optional Units to be purchased, the date and time for delivery of and payment for the Optional Units to be purchased and stating that the Optional Units referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Offered Units. If such notice is given prior to the First Closing Date, the date set forth therein for such delivery and payment will not be earlier than either two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment will not be earlier than two full business days thereafter. In either event, the date so set forth will not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of such option, through the Underwriter's delivery of the aforementioned notice, the Company will become obligated to convey to the Underwriter, and, subject to the terms and conditions set forth in this Section 2(b) hereof, the Underwriter will become obligated to purchase, the number of Optional Units specified in such notice.

                  Payment for any Optional Units purchased will be made to the Company by wire transfer or certified or official bank check or checks payable to its order in New York Clearing House funds, and delivery of the Optional Units (either by regular way or a fast transfer) against payment therefor shall take place at the offices of the Underwriter, at 10:00 a.m., local New York Time, on the Option Closing Date.

                  The obligation of the Underwriter to purchase and pay for any of the Optional Units is subject to (i) the accuracy and completeness of and compliance in all material respects with the representations and warranties of the Company contained herein (as of the date hereof and as of the Option Closing Date), (ii) the accuracy and completeness of the statements of the Company or its officers made in any certificate or other document to be delivered by the Company pursuant to this Agreement, (iii) the performance in all material respects by the Company of its obligations hereunder, to the satisfaction by the Company of the conditions, as of the date hereof and as of the Option Closing Date, set forth in this Section 2(b), and (iv) to the delivery to the Underwriter of opinions, certificates and letters dated the Option Closing Date substantially similar in scope to those specified in Section 8 hereof, but with each reference to "Offered Units" and "First Closing Date" to be, respectively, to the Optional Units and the Option Closing Date.

          (c)     Unless uncertificated Units are delivered, the Company will make the certificates for the Units to be purchased by the Underwriter hereunder available to the Underwriter for inspection, checking and packaging at the office of the Company's transfer agent or correspondent in New York City, [Pacific Stock Transfer Company, _______________, New York, 1000__], or at such location as may be specified by the Underwriter, not less than one full business day prior to the First Closing Date and the Option Closing Date, as the case may be (both of which are collectively referred to herein as the "Closing Dates"). Except to the extent uncertificated Units are delivered, the certificates representing the Units shall be in such names and denominations as the Underwriter may request at least two full business days prior to the respective Closing Dates. In the event that the Underwriter determines to utilize the DTC, the parties will use their best efforts to make the offering of the Units, the Common Shares and the Warrants DTC eligible and to comply with the procedures thereof.

          (d)     On the First Closing Date, the Company will sell the Underwriter's Warrants to the Underwriter or to the Underwriter's designees, limited to officers and partners of the Underwriter, members of the selling group and/or their officers or partners (collectively, the "Underwriter's Designees") for an aggregate purchase price of One Hundred Dollars ($100.00). The Underwriter's Warrants shall represent an option to purchase up to an aggregate of __________ ( ____ ) Underlying Units at an exercise price of $______ per Unit [120% of the offering price of the Offered Units]. The Underwriter's Warrants will be restricted from sale, transfer, assignment or hypothecation, pursuant to NASD Corporate Finance Rule 2710, for a period of one (1) year from the Effective Date, except to the Underwriter's Designees. The Underwriter's Warrants shall be in the form of, and in accordance with, the provisions of the Form of Underwriter's Warrant attached as an exhibit to the Registration Statement. Payment for the Underwriter's Warrants will be made to the Company by check or checks payable to its order on the First Closing Date against delivery of the certificates representing the Underlying Units. The certificates representing the Underlying Units will be in such denominations and such names as the Underwriter may request prior to the First Closing Date.

                  The information set forth on the cover page concerning the Underwriter and under the caption "Underwriting" or otherwise specifically relating to the Underwriter in any Preliminary Prospectus or in the final Prospectus relating to the Units proposed to be filed by the Company (insofar as such information relates to the Underwriter) as heretofore filed and as presently proposed to be amended constitutes the only information furnished by the Underwriter to the Company for inclusion therein, and the Underwriter represents and warrants to the Company that the statements made therein are correct and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               3.     Public Offering by Underwriter. The Underwriter agrees to cause the Units to be offered to the public initially at the price and under the terms set forth in the Prospectus as soon as, on or after the effective date of this Agreement, the Underwriter deems advisable, but no more than five (5) full business days after such effective date. The Underwriter shall have the right, but not the obligation, to form a syndicate of co-underwriters and/or selected dealers who will assist the Underwriter in the offering and the Underwriter may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus. The Underwriter agrees to notify the Company in writing when the offering is first made and when it is completed. After the First Closing Date, the public offering price, the concessions and the reallowance may be changed by the Underwriter.

               4.     Certain Covenants of the Company. The Company covenants and agrees with the Underwriter as follows:

                    (a)     The Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and will not at any time, whether before or after the Effective Date, file any amendment or supplement to the Registration Statement, that: (i) has not been previously submitted to (at a reasonable time prior to the proposed filing thereof), and approved by, the Underwriter or Underwriter's Counsel, (ii) the Underwriter or Underwriter's Counsel shall have reasonably objected to in writing as not being in compliance with the Act or the Rules and Regulations or (iii) is not in compliance with the Act or the Rules and Regulations.

                    (b)     The Company will notify the Underwriter of: (i) the effectiveness of the Registration Statement or any amendment or supplement thereto promptly after the Company shall have received notice thereof, (ii) the receipt of any comments of the Commission with respect thereto, (iii) the effectiveness of the Registration Statement or any post-effective amendment thereto incorporating such Commission comments promptly after the Company shall have received notice thereof or (iv) the filing of any supplement to the Prospectus.

                    (c)     The Company will advise the Underwriter promptly of any request of the Commission for an amendment or supplement to the Registration Statement or the Prospectus, or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any judgment, order, injunction or decree preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the institution of any proceedings for any of such purposes, of which it has knowledge, and will use its best efforts to prevent the issuance of any stop order, and, if issued, to obtain as promptly as possible the lifting thereof.

                     (d)     If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of Company Counsel or Underwriter's Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriter's Counsel, and the Company will furnish to the Underwriter copies of such amendment or supplement as soon as available and in such quantities as the Underwriter may reasonably request.

                    (e)     Within the time during which the Prospectus is required to be delivered under the Act, or pursuant to the undertakings of the Company in the Registration Statement, the Company will comply, at its own expense, with all requirements imposed upon it by the Act, the Rules and Regulations, the 1934 Act or the rules and regulations of the Commission promulgated under the 1934 Act, each as now or hereafter amended or supplemented, and by any order of the Commission so far as necessary to permit the continuance of sales of, or dealings in, the Units, Shares and Warrants.

                     (f)     The Company will furnish to the Underwriter, without charge, a signed copy of the Registration Statement and of any amendment or supplement thereto which has been filed prior to the date of this Agreement, together with two (2) copies of each exhibit filed therewith, and five (5) conformed copies of such Registration Statement and as many amendments thereto (unsigned and exclusive of exhibits) as the Underwriter may reasonably request. The signed copies of the Registration Statement so furnished to the Underwriter will include signed copies of any and all consents and reports of the independent public auditors as to the financial statements included in the Registration Statement and Prospectus, and signed copies of any and all consents and certificates of any other person whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified or reviewed any parts thereof.

                     (g)     The Company will deliver to the Underwriter, without charge, (i) prior to the Effective Date, copies of each Preliminary Prospectus filed with the Commission; (ii) on and from time to time after the Effective Date, copies of the Prospectus; and (iii) as soon as they are available, and from time to time thereafter, copies of each amended or supplemented Prospectus, and the number of copies to be delivered in each such case will be such as the Underwriter may reasonably request. The Company has consented and hereby consents to the use of each Preliminary Prospectus for the purposes permitted by the Act and the Rules and Regulations. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Units, Shares and Warrants, for such period, as, in the opinion of Underwriter's Counsel, delivery of the Prospectus is required to comply with the applicable provisions of the Act and the Rules and Regulations.

                     (h)     The Company will take such action as may be necessary to qualify the Units, Shares and Warrants for offer and sale under the blue sky or securities laws of such states or other jurisdictions as is required and as the Underwriter or Underwriter's Counsel may designate (provided that such states or jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process) and to continue such qualifications in effect so long as may be required for the purposes of the distribution of the Units, Shares and Warrants. In each state or jurisdiction where the Company shall qualify the Units, Shares and Warrants as above provided, the Company will prepare and file such statements or reports as may be required by the laws of such state or jurisdiction, and the Underwriter shall, upon the written request of the Company, supply the Company with all information known to the Underwriter and required to be included in such statements or reports.

                     (i)     The Company has caused each officer and director to furnish to the Underwriter, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters ("Lockup Agreements"), pursuant to which each such person has agreed not to offer for sale or sell or otherwise dispose of, directly or indirectly, any securities of the Company, in any manner whatsoever, whether pursuant to Rule 144 of the Regulations or otherwise without the prior written consent of the Underwriter for a period of ninety days after the date of this Agreement, except with the prior written consent of the Underwriter.

                     (j)     During the period of two years from the Effective Date, the Company, at its expense, shall furnish the Underwriter with (i) copies of each annual report of the Company; (ii) as soon as practicable and in any event not later than ninety (90) days after the end of the Company's fiscal year, or by such earlier date as may be required under the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder, a financial report of the Company, which shall include a balance sheet as of the end of such fiscal year, a statement of operations, a statement of shareholders' equity (deficit) and a statement of cash flows covering such fiscal year, together with notes thereto, such report being in reasonable detail and audited by independent public auditors; (iii) for each fiscal quarter of the Company other than the last fiscal quarter in any fiscal year, as soon as practicable and in any event not later than forty-five (45) days after the end of each fiscal quarter, or by such earlier date as may be required under the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated there under, a financial report of the Company, which shall include a balance sheet as of the end of such fiscal quarter, a statement of operations, a statement of shareholders' equity (deficit) and a statement of cash flows covering such fiscal quarter, together with notes thereto, for such fiscal quarter and for the fiscal year to date, setting forth in each case in comparative form the corresponding figures for the preceding year, such report being in reasonable detail and to fairly present the financial condition of the Company at the date thereof and the results of operations for the period then ending and to have been prepared in accordance with generally accepted accounting principles consistently applied, except for normal year end adjustments; (iv) a copy of any Schedule 13D, 13G, 14D-1, 13E-3 or 13E4 received or filed by the Company from time to time; (v) a copy of each report or document, including, without limitation, reports on Form 8-K, 10-K (or 10-KSB), 10-Q or 10-QSB and exhibits thereto, filed or furnished by the Company to the Commission or any securities exchange on the date each such report or document is so filed or furnished; (vi) such additional information concerning the business and financial condition of the Company as the Underwriter may from time to time reasonably request; (vii) quarterly shareholder and warrant holder lists prepared by the Company's Transfer Agent; and (viii) weekly DTC reports.

                     (k)     For a period of three (3) years from the First Closing Date, the Company shall retain a reputable independent public accounting firm that routinely represents public companies as the Company's independent public accountants, and shall not change such accountants without the Underwriter's prior consent, which consent shall not be unreasonably withheld. For a period of five years from the First Closing Date, the Company shall promptly submit to the Underwriter copies of all accountants' management reports and similar correspondence between the Company and its independent public accountants.

                     (l)     For a period of five (5) years from the First Closing Date, the Company, at its expense, shall cause its then independent certified public accountants, as described in Section 4(k) above, to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q (or 10-QSB) quarterly report (or other equivalent report) and the mailing of quarterly financial information to shareholders.

                     (m)     As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its securityholders in accordance with Section 11 (a) of the Act an earnings statement of the Company meeting the requirements of Rule 158(a) under the Act covering a period of at least 12 months beginning after the Effective Date, and advise the Underwriter that such statement has been so made available.

                     (n)     The Company will apply the net proceeds ("Proceeds") it realizes from the sale of the Units in the manner set forth under the caption "Use of Proceeds" in the Prospectus. Except as set forth in the Prospectus, no portion of Proceeds will be used to repay any indebtedness. The Company shall provide on a monthly basis a report from its Chief Financial Officer, which report shall indicate the use of the Proceeds and the Company's expenses and revenues for such monthly period.

                     (o)     The Company, on the First Closing Date, will sell to the Underwriter the Underwriter's Warrants (to be divided in such amounts as determined by the Underwriter) according to the terms specified in Section 2(d) hereof. The Company has reserved and shall continue to reserve a sufficient number of Common Shares for issuance upon exercise of the Underwriter's Warrants and the Underlying Warrants.

                     (p)     For a period of two (2) years from the Effective Date, the Company agrees that it will maintain insurance in full force and effect of the types and in the amounts which are customary for similarly situated companies, including but not limited to, personal injury and product liability insurance and insurance covering all personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, acts of terrorism, acts of war and all other risks customarily insured against.

                     (q)     During the course of the distribution of the Units, Shares and Warrants, the Company will not take, directly or indirectly, any action designed to or which might, in the future, reasonably be expected to cause or result in stabilization or manipulation of the price of the Units, the Shares or the Warrants. During this so-called "quiet period," in which delivery of a Prospectus is required, if applicable, the Company will not issue press releases or engage in any other publicity without the Underwriter's prior written consent and approval.

                     (r)     The Company will use its best efforts, at its cost and expense, to take all necessary and appropriate action to maintain the listing of the Units, Common Shares, Warrants and Warrant Shares on the AMEX for at least five years after the Effective Date.

                     (s)     If necessary to obtain a secondary trading exemption from state securities laws, the Company shall, on or prior to the Effective Date, register with Standard & Poor's Corporation Records Service (including annual report information) or Moody's Industrial Manual (Moody's OTC Industrial Manual not being sufficient for these purposes), and shall use its best efforts to have the Company listed in such Records Service or such Manual and shall maintain such listing for a period of five (5) years from the Effective Date.

                     (t)     The Company has filed with the Commission a registration statement on Form 8-A and will, concurrently with the Effective Date, register the classes of equity securities of which the Units, Shares and Warrants are a part under Section 12(b) or 12(g) of the 1934 Act. The Company will maintain such registration under the 1934 Act for a minimum of five (5) years from the Effective Date.

                     (u)     The Company will at all times, from the First Closing Date until at least three (3) years from such date, maintain in full force, or cause to be maintained in full force, from an insurer rated "A" or better (General Policyholders Rating) in the most recent edition of "Best Life Reports", term life insurance in the amount of at least $__________ on the life of _____________. Such policy shall be owned by the Company and all benefits thereunder shall be payable to the Company.

                     (v)     On the Closing Dates, all transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Units, Shares and Warrants will have been fully paid by the Company and all laws imposing such taxes will have been fully complied with.

                     (w)     For a period of one year commencing on the Effecting Date, except with the prior written consent of the Underwriter, the Company will not issue or sell, directly or indirectly, any shares of its capital stock, or sell or grant options, or warrants or rights to purchase any shares of its capital stock, except pursuant to (i) this Agreement, (ii) the Warrant Agreement, (iii) the Underwriter's Warrant Agreement and (iv) warrants and options of the Company heretofore issued and described in the Prospectus.

                     (x)     The Company will not file any Registration Statement relating to the offer or sale of any of the Company's securities, including any Registration Statement on Form S-8, during the one-year period following the Effective Date without Underwriter's prior written consent.

                     (y)     The Company shall retain a transfer agent for the Units, Shares, and Warrants reasonably acceptable to the Underwriter, for a period of three (3) years from the Effective Date, and will not, during such period change its transfer agent without the prior written consent of the Underwriter.

                     (z)     For the period of one year following the Effective Date, the Company shall not redeem any of its securities, and shall not pay any dividends or make any other cash distribution in respect of its securities in excess of the amount of the Company's current or retained earnings derived after the Effective Date without obtaining the Underwriter's prior written consent. The Underwriter shall either approve or disapprove such contemplated redemption of securities or dividend payment or distribution within five (5) business days from the date it receives written notice of the Company's proposal with respect thereto; a failure of the Underwriter to respond within the five (5) business day period shall be deemed approval of the transaction.

                     (aa)     The Company will not, for a period of two (2) years from the Effective Date of the Registration Statement, increase or authorize an increase in the compensation of its five most highly paid employees greater than those increases provided for in their employment agreements with the Company in effect as of the Effective Date and disclosed in the Registration Statement, without the prior written consent of the Underwriter.

                     (bb)     Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Dates, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) the Company will not have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company, any adverse change in the condition (financial or other), business, operations, prospects, income, net worth or properties, including any loss or damage to the properties of the Company (whether or not such loss is insured against), which could adversely affect the condition (financial or other), business, operations, prospects, income, net worth or properties of the Company; and (iii) the Company shall not have paid or declared any dividend or other distribution on its Common Shares or its other securities or redeemed or repurchased any of its Common Shares or other securities.

                     (cc)     The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (dd)     For a period of five (5) years from the First Closing Date, management of the Company shall provide the Board of Directors, on an annual basis, with an internal budget for the next fiscal year, which budget must be approved by the Board of Directors.

                     (ee)     No Proceeds from the sale of the Units, Shares and Warrants will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any current or former employees or consultants or any affiliates thereof or to pay off any other outstanding debt other than current trade payables which arose in the ordinary course of business.

                     (ff)     The Company agrees that for so long as the Common Shares are registered under the 1934 Act, the Company will hold an annual meeting of shareholders for the election of directors and will provide the Company's shareholders with the audited financial statements of the Company as of the end of the fiscal year just completed prior thereto. Such financial statements shall be those required by applicable rules under the 1934 Act and shall be included in an annual report pursuant to the requirements thereof.

                     (gg)     The Company shall provide the Underwriter, at the First Closing Date and at least annually thereafter for five years after the First Closing Date, with a list setting forth those states in which the Units (until separated), Common Shares and Warrants may be traded in non-issuer transactions under the blue sky laws of the 50 states.

                     (hh)     For a period of two (2) years from the Effective Date, the Company will not offer or sell any of its securities (i) pursuant to Regulation S, or similar regulation, promulgated under the Act or (ii) at a discount to market or in a discounted transaction, without the prior written consent of the Underwriter, other than the issuance of Common Shares upon exercise of options and warrants outstanding on the First Closing Date and described in the Prospectus.

               5.     Indemnification.

                     (a)     The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act (each an "Underwriter Indemnified Party") against any losses, claims, damages, expenses or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorney's fees), to which the Underwriter or any Underwriter Indemnified Party may become subject, under the Act or otherwise, but only as to such losses, claims, damages, expenses or liabilities (or any actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendments or supplements thereto, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damages, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for use in the preparation thereof; (ii) if the Underwriter failed to deliver a Prospectus to the claimant seeking damages from the Company or (iii) if a material misstatement or omission was corrected by the Company in an amended or supplemented Prospectus that was provided to the Underwriter and the Underwriter failed to deliver such amended or supplemented Prospectus to the claimant seeking damages from the Company. The information set forth on the cover page concerning the Underwriter and under the caption "Underwriting" or otherwise specifically relating to the Underwriter in the Registration Statement shall be deemed to have been furnished to the Company by the Underwriter for purposes hereof. This indemnity will be in addition to any liability that the Company may otherwise have.

                     (b)     The Underwriter agrees that it will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act (each a "Company Indemnified Party"), against any losses, claims, damages, expenses or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorney's fees), to which the Company or any Company Indemnified Party may become subject under the Act or otherwise, but only as to such losses, claims, damages, expenses or liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or that arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus or the Prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof, provided, however, that the obligation of the Underwriter to indemnify the Company or any Company Indemnified Party shall be limited in amount to the net proceeds received by the Company from the Underwriter. The information set forth on the cover page concerning the Underwriter and under the caption "Underwriting" or otherwise specifically relating to the Underwriter in the Registration Statement shall be deemed to have been furnished to the Company by the Underwriter for purposes hereof. This indemnity will be in addition to any liability that the Underwriter may otherwise have.

                     (c)     Promptly after receipt by the Underwriter, any Underwriter Indemnified Party, the Company or any Company Indemnified Party (each an "Indemnified Party") under this Section 5 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnified Party otherwise than solely pursuant to this Section 5. In case any such action is brought against any Indemnified Party, who notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may choose, jointly with any other indemnifying party similarly notified, reasonably assume the defense thereof. Subject to the provisions herein stated and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall have a default judgment entered against it or shall settle such action without the consent of the Indemnified Party. The Indemnified Party shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the named parties to such action (including any impleaded parties) include both the indemnified and the indemnifying party and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Indemnified Party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party), or (iii) the professional competence of the counsel to be employed by the indemnifying party is not reasonably acceptable to the Indemnified Party. No settlement of any action against an Indemnified Party shall be made without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The indemnifying party shall not be liable to indemnify the Indemnified Party for any settlement of any action effected without the indemnifying party's prior written consent to any such settlement, which consent shall not be unreasonably withheld.

               6.     Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriter makes a claim for indemnification pursuant to Section 5 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 5 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriter, then the Company and the Underwriter shall contribute to the aggregate losses, claims, damages, expenses or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions such that the Underwriter shall be responsible in the aggregate for that portion of such losses, claims, damages, expenses or liabilities determined by multiplying the total amount of such losses, claims, damages, expenses or liabilities by the difference between the public offering price of the Units and the purchase price of the Units to such Underwriter and dividing the product by the public offering price of the Units, and the Company shall be responsible for that portion of such losses, claims, damages or liabilities determined by multiplying the total amount of such losses, claims, damages or liabilities by the purchase price of the Units to the Underwriter and dividing the product thereof by the public offering price of the Units. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. As used in this Section 6, the term "Underwriter" includes any person who controls the Underwriter within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this Section 6 is not permitted by law, then the Underwriter shall be entitled to contribution from the Company, its officers, directors and controlling persons to the fullest extent permitted by law. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this Section 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 6, or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

               7.     Survival of Agreements etc. All statements contained in any schedule, exhibit or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties, indemnities and agreements made by the parties to this Agreement or pursuant hereto shall remain in full force and effect and will survive delivery of and the payment for the Units, Shares and Warrants, for a period of three years from the date hereof, except that, if a party hereto has actual knowledge at the time of the Closing Dates of facts which would constitute a breach of the representations and warranties contained herein, such breaches shall be waived by such party if such party consummates the transactions contemplated by this Agreement. If the Company fails to perform any of its obligations hereunder, the Underwriter shall have the right to compel specific performance.

               8.     Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder will be subject (as of the date of this Agreement and as of the Closing Dates) to the accuracy of and compliance in all material respects with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company or its officers made pursuant hereto, to the performance in all material respects by the Company of its obligation hereunder, and to the following additional conditions:

                     (a)     The Registration Statement shall have become effective not later than 10:00 a.m., New York City time, on the date following execution of this Agreement, or at such later time or on such later date as shall be consented to in writing by the Underwriter; prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or be pending or, to the knowledge of the Company or the Underwriter, contemplated or threatened by the Commission; and any request by the Commission for additional information to be included in the Registration Statement or the Prospectus or otherwise shall have been complied with to the satisfaction of Underwriter's Counsel, and qualification under the securities laws of such states as the Underwriter may designate of the issue and sale of the Shares upon the terms and conditions herein set forth or contemplated and containing no provision unacceptable to the Underwriter shall have been secured; and no stop order shall be in effect denying or suspending effectiveness of such qualifications, nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such laws. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to the First Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                     (b)     No amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus, which the Underwriter or Underwriter's Counsel shall have objected to or which was not in compliance with the Act or the Rules and Regulations, shall have been filed.

                     (c)     The Underwriter shall not have discovered and disclosed to the Company, prior to the respective Closing Dates, that the Registration Statement or the Prospectus, or any amendments or supplements thereto, contains an untrue statement of fact which, in the reasonable opinion of Underwriter's Counsel, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                     (d)     The Underwriter shall have received from Kostin, Ruffkess & Company, LLC, two signed certificates or letters, one dated and delivered on the Effective Date and one dated and delivered on the First Closing Date, in form and substance satisfactory to the Underwriter, stating that:

                               (i)     they are independent certified public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations, and no disclosure under Item 13 of the Registration Statement is required insofar as it relates to them;

                               (ii)     the financial statements included in the Registration Statement and the Prospectus were examined by them and, in their opinion, comply as to form in all material respects with the applicable requirements of the Act, the Rules and Regulations and instructions of the Commission with respect to Registration Statements on Form SB-2 and that the Underwriter may rely upon the opinion of such firm with respect to the financial statements and supporting schedules included in the Registration Statement;

                               (iii)     on the basis of inquiries and procedures conducted by them (not constituting an examination in accordance with generally accepted auditing standards), including a reading of the latest available unaudited interim financial statements or other financial information of the Company (with an indication of the date of the latest available unaudited interim financial statements), inquiries of officers of the Company who have responsibility for financial and accounting matters, reviews of minutes of all meetings of the shareholders, the Board of Directors and any committees of the Board of Directors of the Company, as set forth in the minute books of the Company, and other specified inquiries and procedures, nothing has come to their attention as a result of the foregoing inquiries and procedures that causes them to believe that:

                                         (A)     during the period from the date of the latest financial statements of the Company appearing in the Registration Statement and Prospectus to a specified date not more than three business days prior to the date of such letter, there has been any decreases in net current assets or any net assets change in the Common Shares or other securities of the Company (except as specifically disclosed in such certificates or letters), any decreases in shareholders' equity or working capital or any increases in net current liabilities, net liabilities or long-term debt in each case as compared with amounts shown in such financial statements; and any decrease in revenues or in the total or per share amounts of income before extraordinary items or net income or loss, or any other material change in each case as compared with the corresponding period in the preceding year or any change in the capitalization or long-term debt of the Company, except in each case for increases, changes or decreases which the Prospectus discloses have occurred or will or may occur.

                                         (B)     the unaudited interim financial statements of the Company, if any, appearing in the Registration Statement and the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles and practices on a basis substantially consistent with the audited financial statements included in the Registration Statement or the Prospectus;

                               (iv)     On the basis of certain procedures specified by the Underwriter and described in their letter, they have compared specific dollar amounts, numbers of shares, percentages of revenue and earnings and other information (to the extent they are contained in or derived from the accounting records of the Company, and excluding any questions of legal interpretations) included in the Registration Statement and Prospectus with the accounting records and other appropriate data of the Company and have found them to be in agreement.

                                         If the letter from Kostin, Ruffkess & Company, LLC shall disclose any change in the condition (financial or otherwise), earnings, operations, business, or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Underwriter, is material and adverse and that makes it, in the sole judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering of the Units as contemplated by the Prospectus, then this condition in this Section 8(d) shall be deemed not satisfied, and the Underwriter may terminate this Agreement in accordance with the termination provisions set forth in Section 10 hereof.

                     (e)     At the time this Agreement is executed and at each of the Closing Dates, the Underwriter shall have received from Tobin, Carberry, O'Malley, Riley & Selinger, PC, counsel for the Company ("Company Counsel"), a signed opinion, reasonably satisfactory to the Underwriter's Counsel, dated as of the date hereof or the Closing Date, as applicable, the form of which is attached hereto as Exhibit A ("Form of Legal Opinion of Company Counsel").

                     (f)     At the time this Agreement is executed and at each of the Closing Dates, the Underwriter shall have received from David A. Tamburro, intellectual property counsel for the Company ("Company IP Counsel"), a signed opinion, reasonably satisfactory to the Underwriter's Counsel, dated as of the date hereof or the Closing Date, as applicable, the form of which is attached hereto as Exhibit B ("Form of Legal Opinion of Company IP Counsel").

                     (g)     The Underwriter shall have received a certificate, dated and delivered as of the date of the First Closing Date, of the Chief Executive Officer and Secretary of the Company certifying that:

                               (i)     The Company and such officers have complied with all the agreements and satisfied all the conditions on their respective part to be performed or satisfied hereunder at or prior to such date, including but not limited to the agreements and covenants of the Company set forth in Section hereof.

                               (ii)     No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, contemplated or threatened under the Act.

                               (iii)     Such officers have carefully examined the Registration Statement and the Prospectus and any supplement or amendment thereto, each of which contains all statements required to be stated therein or necessary to make the statements therein not misleading and does not contain any untrue statement of a material fact, and since the Effective Date there has occurred no event required to be set forth in the amended or supplemented Prospectus which has not been set forth.

                               (iv)     As of the date of such certificate, the representations and warranties contained in Section 1 hereof are true and correct as if such representations and warranties were made in their entirety on the date of such certificate, and the Company has complied with all its agreements and obligations herein contained as of the date thereof.

                               (v)     Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as contemplated in the Prospectus, the Company has not incurred any material liabilities or obligations, direct or contingent (other than in the ordinary course of business), or entered into any material transactions and there has not been any change in the Common Shares or funded debt of the Company or any Material Adverse Effect, except for such changes as are contemplated by, or disclosed in the Prospectus.

                               (vi)     Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall have not sustained any material loss of or damage to its properties, whether or not insured, and since such respective dates, no dividends or distributions whatever shall have been declared or paid, or both, on or with respect to any security (except interest in respect of loans) of the Company.

                               (vii)     Neither the Company nor any of its officers or affiliates shall have taken, and the Company, its officers and affiliates will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Company's securities to facilitate the sale or resale of the Units, Shares or Warrants.

                               (viii)     No action, suit or proceeding, at law or in equity, which may (A) result in the imposition of damages or penalties against, or payments by, the Company in excess of $50,000 or (B) adversely affect the operation of the Company's business shall be pending or, to the knowledge of such officers, threatened against the Company, or affecting any of its properties, before or by any commission, board or other administrative agency, except as otherwise set forth in the Registration Statement.

                               (ix)     Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have lost any governmental approval or strategic alliance relationship or been advised that it may lose any such governmental approval or strategic alliance relationship.

                               (x)     The Company is in compliance with (i) all applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, and (ii) all listing standards and rules promulgated and proposed by the AMEX.

                     (h)     On the First Closing Date, the Company shall not be a party to, or be involved in, any arbitration, litigation (except as set forth in the Registration Statement) or governmental proceeding, which is then pending, or, to the knowledge of the Company, threatened, of a character which might result in a Material Adverse Effect or be required to be disclosed in the Registration Statement.

                     (i)     Subsequent to the respective date as of which information is given in the Registration Statement and the Prospectus, the Company shall not have sustained any loss on account of fire, flood, accident, or other calamity, whether or not covered by insurance, and no other event has occurred, which, in the sole judgment of the Underwriter results in a Material Adverse Effect.

                     (j)     All of the certificates representing the Units (or Shares and Warrants if delivered on the Option Closing Date) shall have been tendered for delivery in accordance with the terms and provisions of this Agreement.

                     (k)     At each of the Closing Dates, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Dates and the Company shall have performed, in all material respects, all its obligations due to be performed prior thereto; (ii) the Registration Statement and the Prospectus and any amendment or supplement thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and conform in all material respects to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the date as of which information is given, no Material Adverse Effect, except those which the Registration Statement and the Prospectus indicate will occur after the Effective Date and prior to such Closing Date, and the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to in the Registration Statement and the Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding, at law or in equity, shall be pending or threatened against the Company which might be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding might result in a Material Adverse Effect.

                     (l)     The NASD shall have indicated that it has no objections to the proposed underwriting arrangements pertaining to the sale of the Units by the Underwriter.

                     (m)     No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date or the Option Closing Date, as the case may be, for any member firm of the NASD to execute transactions (as principal or as agent) in the Units, Shares or Warrants, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the best of the Underwriter's or the Company's knowledge, shall be contemplated by the Commission or the NASD. The Company represents at the date hereof, and shall represent as of the Closing Date or Option Closing Date, as the case may be, that it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

                     (n)     The Company shall on the Closing Date and the Option Closing Date, as the case may be, meet the current and any existing and proposed criteria for inclusion of the Units, Common Shares and Warrants on AMEX.

                     (o)     All proceedings taken at or prior to the Closing Date or the Option Closing Date, as the case may be, in connection with the authorization, issuance and sale of the Units, Shares and Warrants shall be reasonably satisfactory in form and substance to the Underwriter and to Underwriter's Counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the matters referred to in this Section 8 hereof and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any covenants of the Company, or the compliance by the Company with any of the conditions herein contained.

                     (p)     In the Underwriter's opinion: (i) no Material Adverse Effect shall have occurred; and (ii) no market conditions or other factors have occurred which might render the offer and sale of the Units, Shares and Warrants herein contemplated unadvisable.

                     (q)     Upon exercise of the option provided for in Section 2(b) hereof, the obligations of the Underwriter to purchase and pay for the Optional Units will be subject to the following additional conditions:

                               (i)     The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Underwriter or the Company, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of Underwriter's Counsel.

                               (ii)     At the Option Closing Date there shall have been delivered to the Underwriter the signed opinion of Company Counsel, in form and substance reasonably satisfactory to the Underwriter Counsel, which opinion shall be substantially the same in scope and substance as the opinions furnished to the Underwriter by such counsel at the date hereof and at First Closing Date pursuant to Section 8 (e).

                               (iii)     At the Option Closing Date there shall have been delivered to the Underwriter a certificate of the Chief Executive Officer and the Secretary of the Company dated the Option Closing Date, in form and substance satisfactory to Underwriter's Counsel, substantially the same in scope and substance as the certificates furnished to the Underwriter at the First Closing Date pursuant to Section 8 (g).

                               (iv)     At the Option Closing Date there shall have been delivered to the Underwriter a certificate or letter in form and substance satisfactory to the Underwriter from Kostin, Ruffkess & Company, LLC, dated the Option Closing Date and addressed to the Underwriter, confirming the information in its certificate or letter referred to in Section 8(d) hereof and stating that nothing has come to their attention during the period from the ending date of their review referred to in said certificate or letter to a date not more than three business days prior to the Option Closing Date which would require any change in said certificate or letter if it were required to be dated the Option Closing Date.

                               (v)     All actions taken at or prior to the Option Closing Date in connection with the sale and transfer of the Optional Units shall be satisfactory in form and substance to the Underwriter, and the Underwriter and Underwriter's Counsel, shall have been furnished with all such documents, certificates, affidavits and opinions as the Underwriter and Underwriter's Counsel may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained herein.

                               (vi)     The Company shall have issued the Underwriter's Warrants.

                        The opinions and certificates mentioned above or elsewhere in this Agreement will be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to the Underwriter and to Underwriter's Counsel.

                        Any certificate signed by an officer of the Company delivered to the Underwriters or to Underwriter's Counsel, will be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

               9.     Effective Date. This Agreement will become effective no later than 10:00 a.m. on the first business day following the date on which the Registration Statement becomes effective; provided, however, this Agreement will become effective at such later time after the Registration Statement becomes effective as the Underwriter may determine on and by notice to the Company or by release of any of the Units for sale to the public or by any other action constituting a commencement of the public offering. For the purposes of this Section 9, the Units will be deemed to be so released upon the release for publication of any newspaper advertisement relating to the Units or upon the release by the Underwriter of telegrams offering the Units for sale to securities dealers, whichever may occur first. The term "business day" shall mean a calendar day other than a Saturday, Sunday or holiday. Notwithstanding anything herein to the contrary, the provisions of this Section and of Sections 5, 6, 10 and 11 hereof will, however, be effective upon the execution of this Agreement.

               10.     Termination. This Agreement may be terminated by the Underwriter, in its absolute discretion, by notice to the Company (i) at any time before this Agreement becomes effective in accordance with Section 9 hereof; (ii) if, prior to the First Closing Date or the Option Closing Date, as the case may be, the Company shall have failed to perform or refused to fully comply with any of the provisions of this Agreement on its part to be performed prior thereto, or if any of the agreements, conditions, covenants, representations or warranties of the Company herein contained are not correct or have not been performed or fulfilled within the times specified; (iii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange will have been suspended; (iv) limited or minimum prices will have been established on either such Exchange or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD; (v) a banking moratorium will have been declared either by federal or New York State authorities; (vi) any other restrictions on transactions in securities materially affecting the free market for securities or the payment for such securities, will be established by either of such Exchanges, by the Commission by any other federal or state agency, by action of the Congress or by Executive Order; (vii) the Company will have sustained a material loss, whether or not insured, by reason of fire, flood, accident or other calamity; (viii) any action has been taken by the Government of the United States or any department or agency thereof which, in the sole judgment of the Underwriter, has had a material adverse effect upon the general market for securities; (ix) if, prior to the First Closing Date or the Option Closing Date, as the case may be, a there shall have occurred the outbreak of any war or any other event or calamity which, in the sole judgment of the Underwriter, materially disrupts the financial markets of the United States; (x) if, prior to the First Closing Date or the Option Closing Date, as the case may be, the general market for securities or political, legal or financial conditions should deteriorate so materially from that in effect on the date of this Agreement that, in the sole judgment of the Underwriter, it becomes impracticable for the Underwriter to commence or proceed with the public offering of the Units, Shares or Warrants and with the payment for or acceptance thereof; (xi) if trading of any securities of the Company shall have been suspended, halted or delisted on any exchange or in any over-the- counter market or by the Commission; or (xii) if, prior to the First Closing Date or the Option Closing Date, as the case may be, any Material Adverse Effect shall have occurred in the sole judgment of the Underwriter, since the date as of which information is given in the Registration Statement and the Prospectus. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5, 6, 7 and 11 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

               11.     Expenses, Compensation and Warrant Solicitation Fee.

                     (a)     Expenses. Whether or not the offering is consummated, the Company will pay all costs and expenses incident to the issuance, offer, sale and delivery of the Units, Shares and Warrants, and the performance of the obligations of the Company hereunder, including without limiting the generality of the foregoing, (i) the preparation, printing, filing, and copying of the Registration Statement, Prospectus, this Agreement and other underwriting documents, if any, and any drafts, amendments or supplements thereto, including the cost of all copies thereof supplied to the Underwriter in such quantities as reasonably requested by the Underwriter and the costs of mailing Prospectuses, and any amendments or supplements thereto, to offerees and purchasers of the Units; (ii) the printing, engraving, issuance and delivery of certificates representing the Units, Shares and Warrants including any transfer or other taxes payable thereon; (iii) all filing fees, attorneys' fees, and expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Units, Shares and Warrants for offer and sale under the state securities or blue sky laws, and, if requested by the Underwriter, preparing and printing a "Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions, (iv) the filing fees incident to, and the fees and expenses of Underwriter's Counsel in connection with, the NASD's review and approval of the Underwriter's participation in the offering and distribution of the Units; (v) all reasonable fees and expenses of the Company's counsel and accountants; (vi) all costs and expenses of any listing of the Units, Common Shares and Warrants on the AMEX, NASDAQ or any other stock exchange or in Standard and Poor's Corporation Reports or any other securities manuals; (vii) all costs and expenses of four (4) bound volumes provided to the Underwriter of all documents, paper exhibits, correspondence and records forming the materials included in the offering; (viii) all expenses incurred in connection with presentation of a "due diligence" meeting in New York City; (ix) the cost of any conference or meeting rooms and associated food and beverage costs incurred to stage any group presentations on the "road show" and all travel, room and board expenses of the Company's employees in connection with the "road show" (it being understood that the Underwriter will pay its own travel, room and board expenses in connection with the road show); and (x) all other costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement. The obligations of the Company under this subsection (a) shall survive any termination or cancellation of this Agreement.

                     (b)     Underwriting Compensation. In addition to the Company's responsibility for payment of the foregoing expenses, the Company shall pay the Underwriter for its expenses on a non-accountable basis in the amount equal to two and one-half percent (2 1/2%) of the gross proceeds of the offering (including in such amount the proceeds from the exercise of the Underwriter's over-allotment option), of which $30,000 has been paid and the balance shall be paid at the First Closing Date and any Option Closing Date, as applicable. In the event the offering for any reason is not closed or is withdrawn, the Underwriter shall retain so much of the amounts received from the Company equal to its actual accountable expenses and reimburse the Company for the remainder, if any. In addition to the foregoing, in the event the offering for any reason is not closed, and provided the Underwriter was willing to proceed with the offering, the Company shall promptly reimburse the Underwriter in full for its actual out-of-pocket expenses (including, without limitation, the fees and disbursements of Underwriter's Counsel) up to the aggregate sum of Eighty Thousand Dollars ($80,000), inclusive of the amounts previously paid to the Underwriter.

                     (c)     Warrant Solicitation Fee. Subject to the provisions of applicable law, and pursuant to Section 5(b) of the Warrant Agreement, the Underwriter shall be entitled to receive a warrant solicitation fee of five percent (5%) of the aggregate exercise price of the Warrants for each Warrant exercised during the period commencing 30 days after the Effective Date; provided, however, that the Underwriter will not be entitled to receive such compensation in Warrant exercise transactions in which (i) the market price of the Common Shares at the time of exercise is lower than the exercise price of the Warrants; (ii) the Warrants are held in any discretionary account; (iii) disclosure of compensation arrangements is not made in documents provided to holders of Warrants at the time of exercise; (iv) the holder thereof has not confirmed in writing that the Underwriter solicited the exercise of the Warrants; or (v) the solicitation or exercise of the Warrants was in violation of Regulation M promulgated under the 1934 Act.

                     (d)     State Registration or Qualification. The Underwriter shall determine in which states or jurisdictions the Units shall be registered or qualified for sale. Immediately prior to the Effective Date, Company Counsel shall advise the Underwriter in writing of all states in which the Offering has been registered or qualified for sale or has been canceled, withdrawn or denied and the number of Units registered or qualified for sale in each such state. The Company shall be responsible for the cost of state registration or qualification, including the filing fees and the legal fees and disbursements of the Company's Counsel in connection with obtaining such registration or qualification.

               12.     Notices. Any notice hereunder shall be in writing, unless otherwise expressly provided herein, and if to the respective persons indicated, will be sufficient if sent by certified mail, return receipt requested, postage prepaid, by overnight delivery, by hand delivery, or by facsimile if confirmed, and addressed as respectively indicated, or to such other address as will be indicated by a written notice similarly given, to the following persons:

If to the Underwriter to:
The Shemano Group, Inc. 601 California Street Suite 1150 San Francisco, California 94108 Attn: Gary J. Shemano, Chairman Facsimile: 415-274-3238
with a copy to:
Blank Rome LLP 405 Lexington Avenue New York, New York 10174 Attn: Richard DiStefano, Esq. Facsimile: 212-885-5001
If to the Company to:
Flight Safety Technologies, Inc. 28 Cottrell Street Mystic, Connecticut 06355 Attn: Samuel A. Kovnat, Chairman & CEO Facsimile: 860-437-4587
with a copy to:
Tobin, Carberry, O'Malley, Riley & Selinger, PC 43 Broad Street New London, Connecticut 06320 Attn: Joseph J. Selinger, Jr., Esq. Facsimile: 860-442-3469
Notice shall be deemed delivered upon receipt.

               13.     Successors. This Agreement will inure to the benefit of and be binding upon the Underwriter and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended, or will be construed, to give any person, corporation or other entity other than the persons, corporations and other entities mentioned in the preceding sentence any legal or equitable right, remedy, or claim under or in respect to this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other persons; except that the representations, warranties and indemnities of the Company contained in this Agreement will also be for the benefit of the directors and officers of the Underwriter and any person or persons who control any of the Underwriter within the meaning of Section 15 of the Act, and except that the indemnities of the Underwriter will also be for the benefit of the directors and officers of the Company and any person or persons who control the Company within the meaning of Section 15 of the Act. No purchaser of any of the Shares from the Underwriter will be deemed a successor or assign solely because of such purchase.

               14.     Finders and Holders of First Refusal Rights.

                     (a)     The Company hereby represents and warrants to the Underwriter that it has not paid any compensation for services as a finder in connection with any prior financing of the Company during the twelve-month period immediately preceding the date hereof and that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions, except as set forth in subsection (c) below. The Company further represents and warrants that no person holds a right of first refusal or similar right in connection with the proposed offering, and the Company hereby agrees to indemnify and hold harmless the Underwriter, its respective officers, directors, agents and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder or alleged holder of a right of first refusal or similar right in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Company.

                     (b)     The Underwriter hereby represents and warrants to the Company that no person is entitled, directly or indirectly, to compensation for services as a finder in connection with the proposed transactions contemplated by this Agreement, except as set forth in subsection (c) below; and the Underwriter hereby agrees to indemnify and hold harmless the Company, its officers, directors and agents, from and against any loss, liability, claim, damage or expense whatsoever arising out of a claim by an alleged finder in connection with the proposed offering, insofar as such loss, liability, claim, damage or expense arises out of any action or alleged action of the Underwriter.

                     (c)     David Jenkins of Dunwoody Brokerage Services, Inc., is entitled, directly or indirectly, to compensation from the Company or from the Underwriter for services as a finder in connection with the Offering.

               15.     Applicable Law. This Agreement shall be a deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state applicable to contracts made and to be performed entirely within such State. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Company and the Underwriter further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

               16.     Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

               17.     Counterparts. This Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

               18.     Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Underwriter and the Company with respect to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between them.

               19.     Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders and the singular shall include the plural, and vice versa.

[SIGNATURE PAGE FOLLOWS]

     If the foregoing correctly sets forth our understanding, please indicate the Underwriter's acceptance thereof, as of the day and year first above written, in the spaces provided below for that purpose, whereupon this letter with the Underwriter's acceptance shall constitute a binding agreement among us.

Very truly yours, FLIGHT SAFETY TECHNOLOGIES, INC. By: Name: Title
Confirmed and accepted on the day and year first above written. THE SHEMANO GROUP, INC. By: Name: Title:

EXHIBIT A

FORM OF LEGAL OPINION OF COMPANY COUNSEL

EXHIBIT B

FORM OF OPINION OF COMPANY IP COUNSEL